UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2009

THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885
(Address of Principal Executive Offices)	(Zip Code)

(603) 772-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On July 29, 2009, the Company issued a press release setting forth the Company’s second-quarter 2009 results.  A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The attached press release includes a discussion of constant dollar revenue change, which is a non-GAAP measure, and a reconciliation to the related GAAP measure.  We provide constant dollar revenue change because we use the measure to understand revenue change excluding the impact of items which are not under management’s direct control, such as changes in foreign exchange rates.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release of The Timberland Company dated July 29, 2009 setting forth the Company's second-quarter 2009 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY

Date:	July 29, 2009	By:	/s/ John Crimmins
			Name:	John Crimmins
			Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of The Timberland Company dated July 29, 2009 setting forth the Company's second-quarter 2009 results.